UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

EPSILON ENERGY LTD.

(Exact name of registrant as specified in charter)

Alberta, Canada	001-38770	98-1476367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Dallas St., Suite 1250

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(281) 670-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, no par value	EPSN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On August 11, 2025, Epsilon Energy Ltd. (the “Company”) and its wholly owned subsidiary, Epsilon Energy USA, Inc. (“Epsilon USA”), entered into a Membership Interest Purchase Agreement with Peak Exploration & Production, LLC, the Sellers party thereto, and Yorktown Energy Partners XI, L.P. (as Sellers’ Representative).  Also, on August 11, 2025, the Company and Epsilon USA entered into a Membership Interest Purchase Agreement (the “Peak BLM Agreement”) with Yorktown Energy Partners XI, L.P. and Peak BLM Lease LLC.  As previously reported, on November 14, 2025, the Company and the other parties thereto consummated the transactions contemplated by these agreements.

On November 20, 2025, the Company determined that the Resolution Date (as defined in the Peak BLM Agreement) has occurred and authorized the issuance of 2,234,847 additional Common Shares of the Company as contemplated by the Peak BLM Agreement.  The issuance of these additional Common Shares was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On November 20, 2025, the Company issued a press release announcing the occurrence of the Resolution Date and the issuance of contingent shares as consideration for the transactions described in Item 3.02. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K pursuant to this “Item 7.01 Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. The information in this section of this Current Report on Form 8-K shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1*	Press release dated November 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed or furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPSILON ENERGY LTD.

Date: November 20, 2025	By:	/s/ J. Andrew Williamson
J. Andrew Williamson
Chief Financial Officer

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